SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K/A
Amendment to Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006 (December 8, 2005)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                    000-07693                                     74-3035831
(State or other                        (Commission file                           (I.R.S. Employer
   jurisdiction of                                 number)                          Identification Number)
incorporation)

11 Commerce Drive, 2nd Floor
Cranford, New Jersey  07016
(Address of Principal Executive Offices)

(908) 204-9911
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a  Related
                   Audit Report or Completed  Interim Review.

          This disclosure amends and supplements the Form 8-K/A filed by the Company on March 27, 2006 and makes reference to the Company’s Form 8-K, dated December 8, 2005, which disclosed that the Securities and Exchange Commission (the “Commission”) had issued a comment letter seeking clarification with regard to, among other things, revenue recognition for the Company and certain of its subsidiaries specifically as they relate to the Form 10-KSB for the year ended December 31, 2004 and the Forms 10-QSB for the quarters ended March 31, 2005 and June 30, 2005.  By letter dated September 9, 2005 the Company responded.  Many of the inquiries relate to WholeSale By Us, LLC which is no longer a subsidiary of the Company (see Form 8-K filed November 4, 2005).  On or about November 3, 2005, the Commission issued a further comment letter, on the same issues, requesting additional elaboration and clarification on the Company’s prior responses.  The Company concluded, on or about December 14, 2005 when it had prepared a further response to the Commission relating to the ongoing review and comment process, that the previously filed Form 10-KSB and Forms 10-QSB should not be relied upon and that re-statements of the noted forms should be filed, despite the Company’s belief that the financial results did not materially change, to account for certain reclassifications and accounting adjustments.

          As a result of the Commission’s review, and in connection with the preparation for the Company’s filing of its Form 10-KSB for the year ended December 31, 2005 (Filed with the Commission on April 17, 2006), the Company determined that it had reported certain revenue related to its discontinued operations (WholeSale By Us, LLC) on a gross basis for the fiscal year ended December 31, 2004 and the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005. The Company believes that the re-statements filed with the Commission on March 28, 2006 corrected this error did not result in a material change to the previously reported loss from continuing operations. The Company has also concluded that certain impairment of good will was incorrectly accounted for and has been adjusted in the re-statements.

          The matters set forth herein, and the re-statements filed with the Commission, were a collaborative effort by, and among, the Company, its officers, Board of Directors and Audit Committee in conjunction with the Company’s Independent Auditors.  The Company’s independent auditors have reviewed and approved accounting adjustments disclosed herein and the re-statements filed on March 28, 2006.

Item 9.01  Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired or Disposed.
          Not Applicable

b.      Pro Forma Financial Information.
         Not Applicable

c.       Exhibits.
          None.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2006                                                                  SoftNet Technology Corp.
                                                                                                     (Registrant)

                                                                                                     /s/  James M. Farinella
                                                                                                     James M. Farinella/President and CEO